Filed pursuant to Rule 497(e)
under the Securities Act of 1933
File No. 333-83951
File No. 811-09497


Supplement dated March 29, 2000 to Prospectus dated October 18, 1999, as amended November 18, 1999

INVESTORS CAPITAL FUNDS
Investors Capital Twenty Fund
Investors Capital Internet and Technology Fund


The following information replaces and supersedes any contrary information contained in the Funds' Prospectus:

Effective April 1, 2000, the Investors Capital Internet Fund will have changed its name to the Investors Capital Internet and Technology Fund.

The "Portfolio Management" section on page 10 of the Prospectus is amended to add the following as a second paragraph:

Effective April 1, 2000, Thomas H. Fitzgerald, Jr. serves as portfolio manager for the Investors Capital Internet and Technology Fund. Mr. Fitzgerald graduated from the University of Connecticut with a Bachelor of Science degree and subsequently has completed studies in international banking and foreign exchange at New York University Graduate School of Business Administration. Mr. Fitzgerald is the founder, President and
Senior Investment Officer of T.H. Fitzgerald & Co., a money-management firm with offices in New York City and Naugatuck Connecticut. Mr. Fitzgerald served as editor of Money Market Directory, a leading authority on U.S. institutional investors and their portfolio managers, and is a member of the American Finance Association, the Presidents Council of the American Institute of Management and the Market Technicians Association.

Effective June 1, 2000, the second paragraph under the "Management Fees" section on page 10 of the Prospectus is deleted and replaced with the following:

The Advisor has voluntarily undertaken to waive a portion of its advisory fee and/or reimburse fund expenses so that total operating expenses of each Fund do not exceed 5.00% for Class A shares and 5.75% for Class C shares.

This increase reflects the fact that due to the current small size of the Funds, actual operating expenses per share outstanding have exceeded estimates.

For more information about the Fund, please contact Investors Capital Corporation, the Fund's distributor at 877-IC FUNDS (877-423-8637).

YOU SHOULD RETAIN THIS SUPPLEMENT WITH THE FUNDS' PROSPECTUS FOR FUTURE
REFERENCE.

Supplement dated March 29, 2000 to Statement of Additional Information dated October 18, 1999, as amended October 29, 1999

INVESTORS CAPITAL FUNDS
Investors Capital Twenty Fund
Investors Capital Internet and Technology Fund


The following information replaces and supersedes any contrary information contained in the Funds' Statement of Additional Information:

Effective April 1, 2000, the Investors Capital Internet Fund will have changed its name to the Investors Capital Internet and Technology Fund.

The second sentence of the second full paragraph on page 12 under the "Investment Management and Other Services" section of the Statement of Additional Information is deleted and replaced with the following:

Effective June 1, 2000 and for the balance of the Funds' initial fiscal year ending September 30, 2000, the Advisor has voluntarily agreed to waive its fees and reimburse expenses so that total operating expenses of each Fund do not exceed 5.00% for Class A shares and 5.75% for Class C shares.

This increase reflects the fact that due to the current small size of the Funds, actual operating expenses per share outstanding have exceeded estimates.

For more information about the Fund, please contact Investors Capital Corporation, the Fund's distributor at 877-IC FUNDS (877-423-8637).

YOU SHOULD RETAIN THIS SUPPLEMENT WITH THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.